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[COOPERS & LYBRAND LETTERHEAD]

                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the inclusion in this post effective amendment to the Registration Statement on Form S-11 of our reports dated March 14, 1997 on our audits of the financial statements of Captec Franchise Capital Partners L.P. IV and Captec Franchise Capital Corporation IV. We also consent to the reference to our firm under the caption "Experts".


Coppers & Lybrand L.L.P.



Detroit, Michigan
October 17, 1997